MET INVESTORS SERIES TRUST

SUPPLEMENT DATED NOVEMBER 21, 2014

TO THE

SUMMARY PROSPECTUS DATED APRIL 28, 2014, AS AMENDED JULY 1, 2014 AND

SEPTEMBER 30, 2014

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved a change of subadviser for the Third Avenue Small Cap Value Portfolio (the “Portfolio”) from Third Avenue Management LLC (“Third Avenue”) to Delaware Investments Fund Advisers (“Delaware Investments”) and Wells Capital Management Incorporated (“WellsCap”) to be effective December 1, 2014, pursuant to new subadvisory agreements between the Trust’s investment adviser, MetLife Advisers LLC, and each of Delaware Investments and WellsCap. Effective December 1, 2014, the name of the Portfolio will change to MetLife Small Cap Value Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Summary Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Summary Prospectus to Third Avenue will change to Delaware Investments and WellsCap. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Third Avenue and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Summary Prospectus are effective December 1, 2014:

The disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Delaware Investments Fund Advisers (“Delaware Investments”) and Wells Capital Management Incorporated (“WellsCap”) (each a “Subadviser” and together, the “Subadvisers”), subadvisers to the Portfolio, invest the Portfolio’s assets, under normal circumstances, in equity securities of small companies whose stock price appears to be below their underlying value and who exhibit the potential for above average capital growth. Under normal circumstances, the Portfolio expects to invest at least 80% of its assets in securities of companies that are considered small. The Portfolio considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment (based on month-end data).

The Portfolio may invest up to 25% of its assets in foreign securities and up to 15% of its assets in real estate investment trusts (“REITs”).

In identifying companies in which to invest, the Subadvisers may consider, among other factors, a company’s financial strength, its management, its cash flow, its use of financial leverage, and its price-to-earnings ratio. The Subadvisers also may consider the prospects for a company’s industry, whether or not the company is out of favor in the marketplace as reflected in the company’s stock price, and whether or not the company is undergoing a reorganization or other change that may create a more favorable outlook going forward. The Portfolio will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value, when a portfolio holding’s stock price nears its intrinsic value appreciation target, the industry or general market environment becomes unfavorable, or a Subadviser identifies a more attractive investment opportunity.

The following disclosure is added at the end of the section entitled “Principal Risks”:

Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

The following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective December 1, 2014, Delaware Investments and WellsCap became the subadvisers to the Portfolio. Investment performance prior to that date is attributable to the former investment subadviser to the Portfolio.

The disclosures regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” are deleted in their entirety and replaced with the following:

Subadvisers. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are the subadvisers to the Portfolio.

Portfolio Managers. Christopher S. Beck, CFA, Senior Vice President and Chief Investment Officer—Small-Cap Value/Mid-Cap Value Equity, and Steven G. Catricks, CFA, Kelley A. McKee, CFA, and Kent P. Madden, CFA, each Vice President, Portfolio Manager and Equity Analyst, all with Delaware Investments, have managed the Portfolio since December 2014.

James M. Tringas, CFA, CPA, Managing Director and Portfolio Manager, and Robert Rifkin, CFA, and Bryant VanCronkhite, CFA, CPA, Portfolio Managers, all with WellsCap, have managed the Portfolio since December 2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

2